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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 21, 2001
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                                 Date of Report

                            NORTHWESTERN CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
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     (Commission File No.)                (IRS Employer Identification Number)

                      125 South Dakota Avenue, Suite 1100
                        Sioux Falls, South Dakota  57104
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                    (Address of Principal Executive Offices)

                                  (605) 978-2908
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.   OTHER EVENTS

     On December 18, 2001, NorthWestern Corporation ("NorthWestern") and NorthWestern Capital Financing II ("Trust II"), entered into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in the Underwriting Agreement, for the sale of an aggregate of 4,000,000 of Trust II's 8-1/4% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) (the "Trust Preferred Securities"), with an overallotment option of up to an aggregate of 600,000 additional Trust Preferred Securities of Trust
II. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K. The Trust Preferred Securities are a portion of the $720 million of securities that were registered by NorthWestern, Trust II and other registrants pursuant to a registration statement on Form S-3 under Rule 429(b) under the Securities Act of 1933, as amended, which registration statement was declared effective on July 27, 1999 (File No. 333-82707 (the "Registration Statement")).

     In connection with the capitalization of the Trust, NorthWestern purchased 123,712 common trust securities of the Trust (the "Trust Common Securities"). The aggregate proceeds from the sale of the Trust Preferred Securities and the Trust Common Securities were used to purchase subordinated debt securities of NorthWestern, designated its 8-1/4% Subordinated Deferrable Interest Debentures due December 15, 2031 (the "Debentures").

     The opinion of Richards, Layton & Finger, P.A., special Delaware counsel to NorthWestern and Trust II, concerning certain legal matters with respect to the validity of the Trust Preferred Securities is filed as Exhibit 99.1 hereto. Such opinion includes the consent of Richards, Layton & Finger, P.A. to the reference to its name under the caption "Legal Opinions" in the Prospectus dated July 29, 1999 and under the caption "Legal Matters" in the Prospectus Supplement dated December 18, 2001, to the Prospectus dated July 29, 1999, included in the Registration Statement.

     The opinion of Alan D. Dietrich, general counsel to NorthWestern and Trust II, concerning certain legal matters with respect to the validity of the Debentures and the guarantee by NorthWestern of certain obligations relating to the Trust Preferred Securities is filed as Exhibit 99.2 hereto.

     The consent of Paul, Hastings, Janofsky & Walker LLP, special tax counsel to NorthWestern and Trust II, to the filing of the opinion set forth in full under the caption "Certain United States Federal Income Tax Consequences" in the Prospectus Supplement dated December 18, 2001, to the Prospectus dated July 29, 1999, included in the Registration Statement and the reference to such firm in such Prospectus Supplement is filed as Exhibit
8.1 to this Form 8-K.

     Copies of the instruments defining the rights of the holders of the Trust Preferred Securities are filed as Exhibits 4.1 through 4.8 to NorthWestern's and Trust II's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 21, 2001.

     NorthWestern is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the consent of its independent accountants as to certain matters and the opinions and consents of Richards, Layton & Finger, P.A., Alan D. Dietrick and Paul, Hastings, Janofsky & Walker LLP to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, NorthWestern does not believe that any of the Underwriting Agreements, the consent of its independent accountants the opinions and consents of Richards, Layton & Finger, P.A., Alan D. Dietrich and Paul, Hastings, Janofsky & Walker LLP or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

Exhibit
Number                            Description
-------                           -----------

1.1* Underwriting Agreement dated December 18, 2001, between NorthWestern and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in the Underwriting Agreement.

23.1*    Consent of Arthur Andersen, LLP.

99.1* Opinion of Richard, Layton & Finger, P.A. with respect to the Trust Preferred Securities

99.2* Opinion of Alan D. Dietrich with respect to the Subordinated Deferrable Interest Debentures and the Preferred Securities Guarantee relating to the Trust Preferred Securities to be issued by NorthWestern.

99.3* Tax Opinion of Paul, Hastings, Janofsky & Walker LLP with respect to the Trust Preferred Securities

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* Filed herewith.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  December 21, 2001

                                       NORTHWESTERN CORPORATION


                                       By: /s/ Kipp D. Orme
                                          ------------------------------------
                                          Kipp D. Orme
                                          Vice President - Finance and Chief
                                          Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

1.1* Underwriting Agreement dated December 18, 2001, between NorthWestern and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in the Underwriting Agreement.

23.1*    Consent of Arthur Andersen, LLP.

99.1* Opinion of Richard, Layton & Finger, P.A. with respect to the Trust Preferred Securities

99.2* Opinion of Alan D. Dietrich with respect to the Subordinated Deferrable Interest Debentures and the Preferred Securities Guarantee relating to the Trust Preferred Securities to be issued by NorthWestern.

99.3* Tax Opinion of Paul, Hastings, Janofsky & Walker LLP with respect to the Trust Preferred Securities

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* Filed herewith.



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